Relapsing Multiple Sclerosis R&D Day

September 9, 2026
Virtual

NASDAQ: IMUX

Cautionary Note Regarding Forward-Looking Statements

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Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, availability and terms of necessary financing, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws, regulations and tariffs; impacts of the conflicts in Ukraine – Russia and the Middle East; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (SEC), as well as the company's subsequent filings with the SEC.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law. The names, logos, and other trademarks of Immunic appearing in this presentation are the property of Immunic, Inc. All other trademarks, service marks and trade names in this presentation are the property of their respective owners. Unless otherwise indicated, we have omitted the ® and ™ designations, as applicable, for the trademarks used in this presentation.

Virtual Relapsing Multiple Sclerosis R&D Day: Today's Speakers

Immunic Speakers



Erik Lundgren, MBA
Chief Executive Officer



Jason Tardio, MBA
President & Chief Operating Officer



Michael A. Panzara, MD, MPH
Chief Medical Officer



Hella Kohlhof, PhD
Co-Founder & Chief Scientific Officer

Featured Experts



Amit Bar-Or, MD, FRCPC
Department of Neurology, Perelman School of Medicine, University of Pennsylvania



Stephen Krieger, MD, FAAN
Department of Neurology, Icahn School of Medicine, The Mount Sinai Hospital

Moderator



Jessica Breu
Vice President Investor Relations and Communications

Vidofludimus Calcium – Unique Potential to Transform the MS Treatment Landscape

Agenda Virtual Relapsing Multiple Sclerosis R&D Day

11:00 - 11:05	**Welcome and Introduction**	Erik Lundgren Chief Executive Officer
11:05 - 11:20	**Expert Talk: Multiple Sclerosis: Targeting Novel Mechanisms to Address Unmet Clinical Needs**	Amit Bar-Or, MD, FRCPC Department of Neurology, Perelman School of Medicine, University of Pennsylvania
11:20 - 11:35	**Vidofludimus Calcium's Dual Mode of Action: Benefits Beyond Traditional Anti-Inflammatory Treatment**	Hella Kohlhof, PhD Co-Founder & Chief Scientific Officer
11:35 - 11:45	**Ongoing Phase 3 ENSURE Program of Vidofludimus Calcium in Relapsing Multiple Sclerosis**	Michael A. Panzara, MD, MPH Chief Medical Officer
11:45 - 12:00	**Expert Talk: The Unmet Need in Relapsing Multiple Sclerosis Has Changed**	Stephen Krieger, MD, FAAN Department of Neurology, Icahn School of Medicine, The Mount Sinai Hospital
12:00 - 12:15	**Positioning and Commercial Opportunity for Vidofludimus Calcium in Relapsing Multiple Sclerosis**	Jason Tardio President & Chief Operating Officer
12:15 - 12:20	**Outlook: Upcoming Milestones for Vidofludimus Calcium in Multiple Sclerosis**	Erik Lundgren Chief Executive Officer
12:20 - 12:30	**Q&A Session**	

Welcome and Introduction

Erik Lundgren I Chief Executive Officer

Immunic: Pivoting to a Fully Integrated Multiple Sclerosis Company

Advancing a Potentially Differentiated Oral MS Therapy to Address High Unmet Needs

Lead Asset

Vidofludimus Calcium
(IMU-838)

Near-Term Value Inflection in Relapsing Multiple Sclerosis

Significant Upside Potential in Progressive Multiple Sclerosis

Building a Leading, Fully Integrated Commercial Multiple Sclerosis Organization

Driven by the Needs of People with Multiple Sclerosis

Vidofludimus Calcium Is Being Developed as a Franchise Opportunity Spanning Relapsing and Progressive MS

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	STATUS	NEXT MILESTONE
Vidofludimus Calcium (IMU-838)	Relapsing MS ENSURE-1					Both trials fully enrolled	Top-line data for both trials expected by end of 2026
Vidofludimus Calcium (IMU-838)	Relapsing MS ENSURE-2					Both trials fully enrolled	Top-line data for both trials expected by end of 2026
Vidofludimus Calcium (IMU-838)	Progressive MS Phase 3					In preparation	Initiation of Phase 3 program expected later in 2026
Vidofludimus Calcium (IMU-838)	Relapsing-Remitting MS EMPhASIS					Trial met primary and key secondary endpoints OLE ongoing	Additional OLE data expected
Vidofludimus Calcium (IMU-838)	Progressive MS CALLIPER					Numerically reduced CDW, signals for CDI* OLE ongoing	Additional OLE data expected
IMU-381	Neurologic Diseases Nurr1 Platform					Candidate screening	Lead candidate identification

* Primary percent brain volume change endpoint not met

MS: multiple sclerosis; Nurr1: nuclear receptor-related-1; OLE: open-label extension; CDW: confirmed disability worsening; CDI: confirmed disability improvement; IND: Investigational New Drug

Vidofludimus Calcium Has the Potential to Transform the MS Market

Substantial Opportunities: MS Remains a Large and Growing Market

BLOCKBUSTER POTENTIAL

MS has produced **11 distinct billion-dollar products over the last 25 years**, making it one of the most commercially successful specialty pharmaceutical markets in neurology.

The global MS market continues to grow and is estimated to exceed **$30 billion annually** by the early 2030s.[1]

Attractive Market Dynamics

- Multiple blockbuster therapies can **successfully coexist**, reflecting the large patient population, heterogenous disease presentation, and evolving unmet needs.
- The MS market is **not a winner-take-all market** and switching is common, expected, and often necessary throughout a patient's disease journey.

Innovation Drives

- **Novel mechanisms of action** are urgently needed, particularly to address the neurodegenerative aspect of the disease.
- New entrants offering **improved efficacy, safety, or tolerability** are capturing share despite competition from incumbent products.

1. Sales numbers in G7 countries (U.S., UK, Canada, Japan, Germany, France, Italy) in USD billion; Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate
MS: multiple sclerosis

Expert Talk: Amit Bar-Or, MD, FRCPC

Department of Neurology, Perelman School of Medicine,
University of Pennsylvania

Vidofludimus Calcium's Dual Mode of Action: Benefits Beyond Traditional Anti-Inflammatory Treatment

Hella Kohlhof, PhD I Co-Founder & Chief Scientific Officer

Vidofludimus Calcium: A Unique Dual Mechanism Approach to MS

Potentially the Only Oral MS Drug Addressing Both PIRA and RAW Simultaneously

Direct Nurr1 Activator

- Modulates gene expression directly in neurons, mediating neuroprotection and neuronal survival
- Reduces neurotoxicity of microglia and astrocytes, indirectly supporting neuronal survival
- Targeting neurodegeneration beyond focal inflammation



Selective DHODH Inhibitor

- Selectively targets metabolically hyperactive T and B lymphocytes
- Reduces focal inflammation, MRI lesions, and relapses
- Prevents reactivation of EBV





PIRA: progression independent of relapse activity; RAW: relapse-associated worsening; Nurr1: nuclear receptor related 1; DHODH: dihydroorotate dehydrogenase; MRI: magnetic resonance imaging; EBV: Epstein-Barr virus

Vidofludimus Calcium is a Selective DHODH Inhibitor

Selectively inhibits DHODH

	DHODH IC50 in nM		
	Human	**Murine**	**Rat**
Vidofludimus	240	5100	1000
Teriflunomide	1700	300	4

Vidofludimus does **not inhibit kinases** in a panel of 94 human kinases



COOH
F
H
N
O
CH3
O

Whereas teriflunomide targets PIM, Aurora A, PDGFR, **EGFR***



H3C
OH
O
NH
N
F3C

Reduces hyperactive/high affinity immune cells, due to restriction of pyrimidines



IL-17F+ cells (% within PBMC)
1.0
0.8
0.6
0.4
0.2
0.0
Vehicle
Vido
TFNM
IL-17F MFI
250
200
150
100
50
0
*
Vehicle
Vido
TFNM

Reduces disease score in an inflammation driven EAE model



Clinical Score
3
2
1
0
*
5
10
15
20
25
Days post-immunization
Vehicle
Vido 150 mg/kg

* at teriflunomide 7 mg trough levels 60 uM; EGFR inhibition is known to be related to skin disorders, diarrhea, liver enzyme elevations (Orlowski et al., 2016); IL-17 assay: vidofludimus 10 uM; teriflunomide 100 uM
DHODH: dihydroorotate dehydrogenase; EAE: experimental autoimmune encephalomyelitis

… and a Potent Nurr1 Activator – Relevant in MS Biology and Neuroprotection



microglia
astrocyte
neuron
Nurr1 activation
proinflammatory cytokines, NO and ROS
oxidative stress
neuronal survival and differentiation
dopaminergic neuro-transmission
myelination
Nurr1 activation is believed to be involved in halting neurodegeneration and disability progression

- Nurr1 regulates neuronal survival, oxidative stress responses, and neuroinflammatory signaling.[1]
- Reduced Nurr1 expression in RRMS is associated with higher relapse rate and EDSS.[2]
- Nurr1 expression normalizes during pregnancy, coinciding with reduced MS disease activity.[3]
- In postmortem MS motor cortex, higher Nurr1 expression is associated with greater neuronal preservation.[4]

Adapted from Willems S et al. 2022. J Med Chem. created in BioRender.com; [1]Jeon et al. 2019. Aging Dis. [2]Montarolo et al. 2019. Int J Mol Sci. [3]Gilli et al. 2010. PLoS One. [4]Pansieri et al. 2023. Brain Commun
Nurr1: nuclear receptor-related 1; NO: nitric oxide; ROS: reactive oxygen species; RRMS: relapsing-remitting multiple sclerosis; EDSS: Expanded Disability Status Scale

Vidofludimus Calcium Directly Binds to Nurr1

ITC

ISOTHERMAL TITRATION CALORIMETRY


Time (s)
Corrected Heat Rate (µcal/s)
Enthalpy and Fit (kcal/mol)
Mole Ratio
Independent Kd (M) 6,937E-7
n 1,075

Vidofludimus Calcium →
Binding signal detected



DSF

DIFFERENTIAL SCANNING FLUORIMETRY


ΔTM [°C]
**
DMSO
Vido

ΔT_M (melting temperature) shifts indicate ligand-Nurr1 interaction

Vidofludimus calcium induces a ΔT_M shift

Performed at LMU, Munich, Daniel Merk
Nurr1: nuclear receptor-related 1; ΔTM : change in protein melting temperature

Nurr1-Associated Gene Expression by Vidofludimus Calcium

Vidofludimus calcium increased expression of selected Nurr1-regulated genes involved in neuronal function in different cell types.



T98G
HMC3
N2A
TH
VMAT2
Relative hTH expression (x10⁻⁴)
Relative hTH expression
Relative mTH expression
Relative hVMAT2 expression (x10⁻⁴)
Relative hVMAT2 expression
Relative mVMAT2 expression
Vido [µM]: 0 0.1 0.3 1
Vido [µM]: 0 0.01 0.03 0.1 0.3 1
Vido [µM]: 0 0.1 1 10

Performed at LMU, Munich, Daniel Merk and City of Hope, USA, Zuoming Sun

Nurr1: nuclear receptor-related 1; TH: tyrosine hydroxylase; VMAT2: vesicular monoamine transporter 2; T98G: human astrocyte-like glial tumor cells; HMC3: human microglial cell line; N2A: murine neuronal model

Vidofludimus Calcium Improved Neuronal Survival and Reduced Injury Under Apoptotic Stress (TNFα+CHX Model)



TNFα+CHX
Vido



Neuronal survival
Improved neuronal survival (%)
16
14
12
10
8
6
4
2
0
-2
****
****
Vido [µM]:
0
1
10
TNFα + CHX



Neuronal injury marker (NfL)
NfL ng/ml
0.16
0.14
0.12
0.10
0.08
0.06
0.04
0.02
0.00
*
*
**
Unstimulated
Vido [µM]:
0
0.03
0.1
1
10
TNFα + CHX

Vidofludimus calcium was associated with improved neuronal survival and reduced NfL release under apoptotic stress in N2A cells.

Performed at City of Hope, USA, Zuoming Sun
TNF: tumor necrosis factor; CHX: cycloheximide; SH-SY5Y: human neuroblastoma line; NfL: neurofilament light chain

Vidofludimus-Associated Improved Neuronal Survival Requires Nurr1

TNFα+CHX


100
80
60
40
20
0
% of live cell
****
*
****
ns
TNFα + CHX
Vido
NonT
sgNurr1
Control
Nurr1 KO

6-OHDA


100
80
60
40
20
0
% of live cell
****
****
****
ns
6-OHDA
Vido
NonT
sgNurr1
Control
Nurr1 KO

CRISPR-mediated Nurr1 knockout abolished the neuronal survival benefit of vidofludimus calcium under different models of apoptosis in SH-SY5Y line.

Performed at City of Hope, USA, Zuoming Sun; vidofludimus 1 uM / Nurr1: nuclear receptor-related 1; TNF: tumor necrosis factor; CHX: cycloheximide; 6-OHDA: 6-hydroxydopamine; NonT: non-targeted control; sgNurr1: single-guide RNA targeting Nurr1/Nr4a2; KO: kock-out; CRISPR: clustered regularly interspaced short palindromic repeats; SH-SY5Y: human neuroblastoma line

Vidofludimus Calcium Increased Neuronal Viability Under Neuroinflammatory Condition (Neuron-Microglia Co-Culture)


LPS+IFNg
Vido


Neuron-microglia co-culture
****
***
Fold change in SH-SY5Y cell number
1.0
0.8
0.6
0.4
0.2
0.0
LPS+IFNγ - + +
Vido (1 μM) - - +


Neurons alone control
Fold change in SH-SY5Y cell number
1.0
0.8
0.6
0.4
0.2
0.0
LPS+IFNγ - +

Vidofludimus calcium was associated with increased neuronal viability in inflammatory co-culture.

Performed at City of Hope, USA, Zuoming Sun
LPS: lipopolysaccharide; IFN: interferon; SH-SY5Y: human neuroblastoma line

Vidofludimus Calcium Reduced Disease Severity in EAE

Vehicle
Vido 150 mg/kg



Prophylactic
Disease-free (%)
100
50
0
0
5
10
15
20
25
Days post-immunization
**
Prophylactic
Clinical Score
3
2
1
0
5
10
15
20
25
Days post-immunization
*
Therapeutic
Clinical Score
3
2
1
0
0
1
2
3
4
5
6
7
8
9
10
Days post-treatment
*

Vidofludimus calcium reduced clinical disease severity in both prophylactic and therapeutic EAE models.

Performed at City of Hope, USA, Zuoming Sun
EAE: experimental autoimmune encephalomyelitis

Vidofludimus Calcium Modulated Nurr1-Related Gene Expression in CNS


BRAIN
Prophylactic
Therapeutic
Relative Nr4a2
Relative Th
Vehicle VidoCa
0
1
2
3
*
**


SPINAL CORD
Relative Sod1
Relative Cox5b
Vehicle VidoCa
Vehicle Vidoca
0
1
2
3
*
**
***


Vehicle
Vido 150 mg/kg

Vidofludimus calcium treatment was associated with modulation of Nurr1-related gene expression in CNS tissue, in both prophylactic and therapeutic EAE settings.

Performed at City of Hope, USA, Zuoming Sun / Nurr1: nuclear receptor-related 1; CNS: central nervous system; Nr4a2: nuclear receptor 4A2, TH: tyrosine hydroxylase; SOD1: superoxide dismutase 1; Cox5b: cytochrome c oxidase subunit 5B; EAE: experimental autoimmune encephalomyelitis

Vidofludimus Calcium Modulated Neurotrophic and Neuroaxonal Marke EAE

Vehicle

Vido 150 mg/kg



BDNF


Plasma mature BDNF (pg/mL)
15
10
5
0
*
Vehicle VidoCa

NFL


Plasma NfL (ng/mL)
0.06
0.04
0.02
0.00
****
Vehicle VidoCa

Vidofludimus calcium treatment was associated with increased plasma BDNF and reduced NfL levels in both prophylactic and therapeutic settings.*

Performed at City of Hope, USA, Zuoming Sun * Data from therapeutic study are shown. Similar results were found in the prophylactic setting.
EAE: experimental autoimmune encephalomyelitis; BDNF: brain-derived neurotrophic factor; NfL: neurofilament light chain

Is Every DHODH Inhibitor a Nurr1 Agonist? – NO!

ITC

ISOTHERMAL TITRATION CALORIMETRY



Time (s)
Corrected Heat Rate (µcal/s)
Enthalpy and Fit (kcal/mol)
Independent Kd (M) 6.937E-7
n 1.075
Mole Ratio

Vidofludimus Calcium

→ Binding signal detected



Corrected Heat Rate (µcal / s)
Time (seconds)

Teriflunomide

→ No measurable binding

DSF

DIFFERENTIAL SCANNING FLUORIMETRY



ΔT_M [°C]
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
**
DMSO
Vido
Teri

ΔT_M (melting temperature) shifts indicate ligand-Nurr1 interaction

Vidofludimus calcium induces a ΔT_M shift; teriflunomide does not

Performed at LMU, Munich, Daniel Merk; vidofludimus calcium, 1568 and 2054 (Immunic Nurr1 agonists), teriflunomide (DHODH inhibitor, approved as Aubagio® in MS), 4A7C301 (Nurr1 agonist, µM activity)
DHODH: dihydroorotate dehydrogenase; Nurr1: nuclear receptor related 1; ΔTM : change in protein melting temperature; DSMO: dimethyl sulfoxide

Vidofludimus Calcium Improved Neuronal Survival Under Apoptotic Stress, Whereas Teriflunomide Did Not



TNFα + CHX
TNFα + CHX
Improved neuronal survival (%)
40
35
30
25
20
15
10
5
0
-5
-10
*
*
*
0
0
0.03
0.3
3
10
30
0
0
0.03
0.3
3
10
30
Vido [μM]
Teri [μM]

In this test system, teriflunomide did not significantly improve survival of neuronal cells.

Performed at City of Hope, USA, Zuoming Sun
TNF: tumor necrosis factor; CHX: cycloheximide

Vidofludimus Calcium: Nurr1 Activation and Selective DHODH Inhibition

Improving survival of neurons

Direct Nurr1 Activation

Reducing neurotoxic microglial activation



Microglia
Neurons
B & T cells

Targeting metabolically active T & B cells

Selective DHODH Inhibition

Inhibition of EBV-associated B-cell responses

Nurr1: nuclear receptor related 1; DHODH: dihydroorotate dehydrogenase; EBV: Epstein-Barr virus

Ongoing Phase 3 ENSURE Program of Vidofludimus Calcium in Relapsing MS

Michael A. Panzara, MD, MPH I Chief Medical Officer

Vidofludimus Calcium in Relapsing MS: Even with 20+ Approved DMTs, Significant Unmet Needs Exist

Relapsing MS

~400K Diagnosed Patients in the U.S.[1,2]

- High unmet needs remain despite numerous approved therapies, particularly for preventing disability progression or improving symptoms.
- Physicians continue to seek differentiated oral therapies with a favorable profile of benefit/risk and convenience.
- Even with a multitude of options, ~30-35% of diagnosed patients are currently not treated with a DMT.[1,2]
- MS treatment is dynamic, with physicians routinely switching therapies based upon profile, changing needs over patient journey.

"I was disappointed when I was told I was now too old to continue with any of these drugs, and I now feel lost."

"Fatigue and cognitive issues are my greatest struggle I have a cousin with MS who has more mobility issues and isn't able to leave her house. While our two versions of MS look different to the outside world, there's a huge weight that we both carry. I'm here to fight for us both."

"At 69, my focus is on whether it's time to stop. Some sources say that the MS has quieted at this age, but I'm afraid to stop if the drug is still working."

"The shift from a predictable twice-a-day pill to a DMT that requires pretreatment protocols and travel to an infusion site has changed my life this year. After being mostly symptom-free since I was diagnosed, I've not felt good since the day of my first infusion."


Voice of the Patient Report
Shaping Tomorrow
Together
Report on the Externally-Led Patient-Focused Drug Development Meeting for Multiple Sclerosis
Held October 29, 2025
Organized & Hosted By:
MS

1. Multiple Sclerosis Disease Landscape and Forecast Research Report by Decision Resources Group Part of Clarivate; 2. Immunic analysis; Quotes and image: National MS Society Voice of the Patient Report 2026
MS: multiple sclerosis; DMT: disease-modifying therapy; NDA: New Drug Application; IDMC: Independent Data Monitoring Committee

Current DMTs Target Inflammation, None Stop/Reverse Disability Accumulation

20+ Therapies Exist for Relapsing MS, None Adequately Address the Neurodegeneration Driving Progression

EDSS



Bedridden / Death from MS
9–10
Wheelchair restricted
7–8
Walking impaired Requires aid at 6.0
5–6
Moderate disability Walking unimpaired
3–4
Minimal signs Fully ambulatory
1–2

Disease Trajectory Over Time



focal inflammation
Disability
PIRA (progression independent of relapse activity)
RAW (relapse-associated worsening)
Time
Nurr1 activation
DHODH inhibition

Progression Independent of Relapse Activity (PIRA): Neurodegeneration accumulates continuously, even in patients with no relapses and inactive MRIs, driving long-term disability and impacting quality of life.

Relapse-Associated Worsening (RAW): Inflammatory attacks drive acute MRI lesions and episodic disability worsening. 20+ approved disease-modifying therapies potentially address this component.

Future MS therapies should address both acute inflammatory activity and the mechanisms driving progression, while maintaining favorable safety and tolerability profiles to facilitate long-term use.

Graphic adapted from Kretzschmar A., Symposium MSVirtual2020 / 8th Joint ACTRIMS-ECTRIMS Meeting and REVIEW article, Front. Immunol., 29 November 2023, Sec. Multiple Sclerosis and Neuroimmunology, Volume 14 – 2023 / MS: multiple sclerosis; DMT: disease-modifying therapy; EDSS: Expanded Disability Status Scale; Nurr1: nuclear receptor-related-1; DHODH: dihydroorotate dehydrogenase; MRI: magnetic resonance imaging

EMPhASIS: Strong Efficacy, Durable Long-Term Benefit, and Favorable Safety and Tolerability in Relapsing-Remitting MS

Multicenter, Randomized, Double-Blind, Placebo-Controlled Phase 2 Clinical Trial (NCT03846219)

268 patients in 36 centers across four European countries

Double-blind treatment period of 24 weeks

- Cohort 1: 30 mg and 45 mg vidofludimus calcium or placebo QD
- Cohort 2: 10 mg vidofludimus calcium or placebo QD

Key Inclusion Criteria:

- Patients aged 18 to 65 years (inclusive)
- RRMS according to revised McDonald criteria (2017)
- EDSS score between 0 and 4.0 at screening

Primary Endpoint:

- Cumulative number of CUA MRI lesions on 45 mg dose versus placebo

Secondary Endpoints Include:

- Cumulative number of CUA MRI lesions on 30 mg, new Gd+ lesions



Screening Period
Main Treatment Period (Blinded)
OLE (optional)
Main cohort (cohort 1)
R
45 mg Vidofludimus Calcium (n=69)
30 mg Vidofludimus Calcium (n=71)
Placebo (n=69)
Transition to Vidofludimus Calcium (30 or 45 mg)
Sub-cohort (cohort 2)
R
10 mg Vidofludimus Calcium (n=47)
Placebo (n=12)
Transition to Vidofludimus Calcium (30 or 45 mg)
Main Analysis
D1
W6
W12
W18
up to 24 weeks
MRI every 6 weeks

Fox RJ, et al. Ann Clin Transl Neurol. 2022;9(7):977-987; Fox RJ, et al. Neurol Neuroimmunol Neuroinflamm. 2024;11(3):e200208; ClinicalTrials.gov NCT03846219
MS: multiple sclerosis; RRMS: relapsing-remitting MS; QD: quaque die = once-daily; EDSS: Expanded Disability Status Scale; CUA: combined unique active; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; OLE: open-label extension; R: randomization; D: day; W: week

Robust Reduction in MRI Lesion Activity Over 24 Weeks

Primary and Key Secondary Endpoints Both Highly Statistically Significant, Pooled Cohorts 1&2



Reduction in CUA Lesions up to Week 24
0
0
-76%
-71%
7
6
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative CUA Lesions
Lesion Reduction in %



Reduction in Gd+ Lesions up to Week 24
0
-13%
-78%
-74%
5
4
3
2
1
0
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Placebo
10 mg IMU-838
30 mg IMU-838
45 mg IMU-838
Cumulative Gd+ Lesions
Lesion Reduction in %

Statistically significant effects on the primary and key secondary endpoints of new CUA lesions
(primary 45 mg versus placebo: p=0.0002 / key secondary 30 mg versus placebo: p<0.0001)

As Cohort 2 only allowed MRI machines of 1.5T, pooled data of Cohorts 1&2 only include patients that were evaluated at MRI field strength of 1.5 Tesla. Modified full analysis set C1/C2 (N10=47, N30=65, N45=66, NPBO C1=59, NPBO C2=12). Data displayed are as adjusted mean values. Estimates are adjusted for baseline volume of T2 lesions and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first investigational medicinal product (IMP) dose to date of last MRI assessment with non-missing values is used as offset term. / MRI: magnetic resonance imaging; CUA: cumulative unique active, Gd+: gadolinium-enhancing

Immunic THERAPEUTICS

Encouraging Trend on Risk of Relapse, Despite Study Size and Duration


HR: 0.58, p=0.19
Proportion of patients with relapse to Week 24
0.4
0.3
0.2
0.1
0.0
23%
14%
0 10 20 30 40 50 60 70 80 100 100 110 120 130 140 150 160 170 180 190 200 210
Time to relapse (days)

Patients at risk										
30 mg IMU-838	68	67	64	64	63	61	61	59	7	2
Placebo	65	63	62	59	55	53	50	49	1	0

30 mg IMU-838 — Placebo

Relative risk of relapse reduced by 42% (HR: 0.58, p=0.19) in 30 mg group vs. placebo

Apparent onset of effect within 6-8 weeks, increasing over time

Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS

Immunic THERAPEUTICS

1. Reference: Tecfidera® label
MS: multiple sclerosis; HR: hazard ratio

Favorable Safety and Tolerability Profile with Similar Incidence to Placebo

Safety and Tolerability Endpoints	Placebo	Vidofludimus Calcium 30 mg	Vidofludimus Calcium 45 mg
Any treatment-emergent adverse event	**44%**	**45%**	**41%**
Treatment-emergent adverse events occurring in >5% of total patients by preferred term			
Headache	6%	4%	6%
Nasopharyngitis	4%	4%	7%
Treatment-emergent adverse events occurring in 2%-5% of total patients by preferred term			
Upper respiratory tract infection	4%	3%	0%
Viral respiratory tract infection	4%	0%	3%
Treatment-emergent adverse events occurring in >1 to <2% of total patients by preferred term			
Back pain	3%	1%	0%
ALT (alanine aminotransferase) increase	3%	1%	0%
Influenza	3%	0%	1%
Liver enzymes elevated	1%	1%	3%
Nausea	1%	1%	3%
Bronchitis	1%	0%	3%
Alopecia	0%	4%	1%
Fatigue	0%	3%	3%
Rash	0%	3%	3%
Cystitis	0%	1%	4%
Treatment-emergent adverse events by severity			
Mild	33%	41%	30%
Moderate	12%	16%	23%
Severe	1%	0%	0%
Serious adverse events	**1%**	**3%**	**0%**
Treatment discontinuation for any reason	**7%**	**3%**	**6%**
Treatment-emergent adverse events leading to treatment discontinuation	**4%**	**0%**	**3%**

Key Safety Observations:

- No signal for liver injury
- No indications of immune or bone marrow suppression
- No clear signals of gastrointestinal effects or hair loss
- Half-life of 30 hours allows for ease of treatment changes, discontinuations
- Part of a safety database of over 3,500 participants exposed to vidofludimus across completed and ongoing studies with maximum exposure >6.5 years

Three patients experienced 4 serious adverse events in the vidofludimus calcium 30 mg (n=2) and the placebo group (n=1). They were considered unrelated to treatment: hydronephrosis and ureterolithiasis (vidofludimus calcium 30 mg), open fracture (vidofludimus calcium 30 mg), and squamous cell carcinoma of the cervix (placebo).

Open-Label Extension Phase: High Retention Rate with 92.3% of Patients CDW-Free at 144 Weeks



100.0%
98.0%
97.2%
94.6%
93.3%
93.3%
92.3%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Patients Free of 12wCDW Events
0
24
48
72
96
120
144
Weeks of Open-Label Extension Treatment

- At week 144, 92.3% of patients remained free of 12-week CDW, with 92.7% free of 24-week CDW
- Low discontinuation rate with 196 out of 254 patients reaching 144 weeks of OLE treatment and >170 patients still in the OLE phase*
- Apparent favorable safety and tolerability profile continues

Stable low progression rate through 144 weeks consistent with sustained effects potentially through immunomodulatory and neuroprotective pathways

187 patients evaluated up to Week 144 and included in this CDW analysis; * as of May 2026
CDW: confirmed disability worsening; OLE: open-label extension

ENSURE Phase 3: Two Fully Enrolled Pivotal Trials Designed to Confirm Immunomodulatory Effects Specifically Through Relapse Reduction

Randomized, Double-Blind, Placebo-Controlled Trials (NCT05134441 & NCT05201638)

- More than 100 sites in 15 countries
- Approx. 1,100 relapsing MS patients randomized 1:1 in each trial (total N=2,221)

Endpoints

Primary:

- Time to first relapse (i.e., relative risk reduction)

Key Secondary Include:

- New and/or enlarging T2 MRI lesions, Gd+ T1 MRI lesions, ARR, time to CDI (pooled), time to CDW (pooled)

Rescue with active treatment post-relapse included to assure patient safety, however, rescue further reduces likelihood of seeing effects on disability endpoints



Screening Period
Main Treatment Period (Blinded)
OLE (optional)
ENSURE-1: N=1,121
R
Vidofludimus Calcium 30 mg QD
Placebo
1st relapse → may switch to active
Vidofludimus Calcium 30 mg QD
ENSURE-2: N=1,100
R
Vidofludimus Calcium 30 mg QD
Placebo
1st relapse → may switch to active
Vidofludimus Calcium 30 mg QD
D0
W24
W48
W72
up to 8 years

Top-line data expected by end of 2026

- A positive readout of the ENSURE trials would pave the way for U.S. NDA submission
- Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS
- Positive interim analysis in October 2024: Unblinded IDMC recommended continuing trial without changes, including no need sample-size expansion

1. Reference: Tecfidera® label / MS: multiple sclerosis; MRI: magnetic resonance imaging; Gd+: gadolinium-enhancing; ARR: annualized relapse rate; CDI; confirmed disability improvement; CDW: confirmed disability worsening; OLE: open-label extension; QD: quaque die = once-daily; R: randomization; D: day; W: week; NDA: New Drug Application; IDMC: Independent Data Monitoring Committee

Countries and Inclusion/Exclusion Criteria of ENSURE Selected to Enable Recruitment of Early, Active Patient Population Into Placebo Controlled Trials

Key Inclusion Criteria

- Patients aged 18 to 55 years
- Diagnosis of relapsing MS[1,2]
- Active disease as defined by Lublin 2014[3]
- EDSS score at screening between 0 to 5.5

Key Exclusion Criteria

- Patients with non-active SPMS and PPMS
- Concomitant use of MS treatments or prior use without adequate washout
- History of liver or renal impairment
- Clinically significant medical illness or laboratory abnormalities

Distribution of Clinical Trial Sites[4]


ENSURE-1: Number of Active Sites
Total = 98
United States 6
Albania 2
Algeria 3
Bulgaria 23
Georgia 10
India 7
Lebanon 2
Jordan 4
Lithuania 1
North Macedonia 1
Mexico 9
Moldova 3
Russia 11
Montenegro 2
Ukraine 14


ENSURE-2: Number of Active Sites
Total = 97
United States 2
United Kingdom 1
Armenia 3
Bosnia 4
Estonia 1
Germany 1
India 6
Peru 1
Poland 10
Romania 3
Russia 25
Serbia 11
Turkey 12
Ukraine 17

1. Revised McDonald criteria 2017: Thompson AJ, et al. Lancet Neurol. 2018;17(2):162-173; 2. Confirmed relapsing MS as defined by 1996 Lublin criteria: Lublin FD, Reingold SC. Neurology. 1996;46(4):907-911; 3. Active disease as defined by Lublin 2014: Lublin FD, Eur Neurol. 2014;72 Suppl 1:1-5; 4. Internal data as of September 2026 / MS: multiple sclerosis; SPMS: secondary progressive MS; PPMS: primary progressive MS; EDSS: Expanded Disability Status Scale

Recruited Patients in ENSURE Similar to Population Recruited into EMPhASIS

Total of 2,221 Enrolled Patients, Nearly 50% Received Prior MS Treatment

ENSURE Baseline Patient Characteristics[1]

	ENSURE-1 (N=1,121)	ENSURE-2 (N=1,100)
Mean age (SD), years	37.9 (9.28)	37.6 (9.25)
Female	65.2%	67.9%
Male	34.8%	32.1%
Baseline EDSS <=2.5	43.3%	54.5%
Baseline EDSS >2.5	56.7%	45.5%
Received prior treatment	46.4%	48.9%
Disease subtypes at baseline	RRMS: 96.7% aSPMS: 3.2%	RRMS: 96.6% aSPMS: 3.3%

EMPhASIS Baseline Patient Characteristics

	EMPhASIS (N=249)[2]
Mean age (SD), years	36.9 (8.9)
Female	66.7%
Male	33.3%
Baseline EDSS <=2.5	52.2%
Baseline EDSS >2.5	47.8%
Received prior treatment	59.8%

1. Internal data as of February 2026; 2. As Cohort 2 only allowed MRI machines of 1.5T, pooled data of Cohorts 1&2 only include patients that were evaluated at MRI field strength of 1.5T.
MS: multiple sclerosis; RRMS: relapsing-remitting MS; aSPMS: active secondary progressive MS; EDSS: Expanded Disability Status Scale; SD: standard deviation

Primary and Secondary Endpoints Selected to Ensure Robust Assessment of Clinical and Imaging Outcomes Meaningful to People with MS

ENSURE-1

- **Primary Endpoint:** Time to First Relapse (TTFR)
- T2 Lesions (Week 48)
- Gadolinium-Enhancing (Gd+) Lesions (Week 24)
- Annualized Relapse Rate (ARR, Week 72)

Pooled ENSURE Trials

- Net Clinical Benefit
- Time to 12-Week CDI
- Time to 12-Week CDW
- Low-Contrast Visual Acuity (LCVA) 2.5%
- No Evidence of Disease Activity (NEDA) 3
- Time to 12-Week CDW PIRA
- Modified Fatigue Impact Scale (MFIS)

ENSURE-2

- **Primary Endpoint:** Time to First Relapse (TTFR)
- T2 Lesions (Week 48)
- Gadolinium-Enhancing (Gd+) Lesions (Week 24)
- Annualized Relapse Rate (ARR, Week 72)

"I hope to see different kinds of MS drugs: ones that stop the progression, ones that restore lost function, and ones that address the underlying pathology of the disease. These developments would not only bring relief, but also real hope for the future."

"My biggest concern is continued progression that will further limit my life. I can no longer drive due to vision issues. What happens if my spouse is no longer around to drive when needed?"

"I've been on the same DMT for 11 years and I'm fortunate that it seems to be preventing relapses. I'm taking it to keep me from getting sicker, yet it's making me more fatigued, I get hot flashes at least a few times a week, and experience other side effects. These medications that should be helping us shouldn't be making us more uncomfortable in our day-to-day lives."

"Fatigue is something I constantly have, but when all the other symptoms start to trip me up, fatigue is always there to make it that much worse."

CDI: confirmed disability improvement; CDW: confirmed disability worsening; PIRA: progression independent of relapse activity

Vidofludimus Calcium in Relapsing MS: Targeted NDA Submission Driven by Near-Term Pivotal Readouts

Robust Phase 2 EMPhASIS Results on Inflammatory Endpoints

- Fully enrolled Phase 3 ENSURE-1 and ENSURE-2 trials with top-line data expected by year-end 2026

Phase 3 ENSURE Development Largely De-Risked

- NDA submission in the U.S. targeted for mid-2027, followed by potential U.S. regulatory approval in 2028

Clear Path to Regulatory Submission Upon Positive Outcome

- Regulatory alignment and precedent[1] for the time to first relapse primary endpoint in relapsing MS

1. Reference: Tecfidera® label
MS: multiple sclerosis; NDA: New Drug Application

Expert Talk: Stephen Krieger, MD, FAAN

Department of Neurology, Icahn School of Medicine,
The Mount Sinai Hospital

Positioning and Commercial Opportunity for Vidofludimus Calcium in Relapsing MS

Jason Tardio I President & Chief Operating Officer

Even With 20+ Approved Therapies, Significant Unmet Needs Remain in Relapsing MS

PIRA[1,2]

- PIRA begins early in relapsing MS and becomes an increasingly important driver of disability over time
- PIRA is the dominant driver of disability accumulation as MS progresses, based on an analysis of ~35,000 clinical trial participants
- PIRA persists despite strong relapse control: ~90% of confirmed disability accumulation in pooled trial of an anti-CD20 was attributable to PIRA

Better Safety[3,4]

- Many DMTs carry meaningful safety trade-offs, including serious infections, malignancy concerns and laboratory abnormalities
- Long-term anti-CD20 therapy can increase immune-related risks, including hypogammaglobulinemia and infections
- Safety becomes increasingly important with age as immunosenescence and comorbidities shift the benefit-risk equation

Improved Tolerability[3,5,6]

- Tolerability is a top patient priority when selecting an MS therapy
- Side effects are a major driver of discontinuation: 46.9% of fingolimod and 67.8% of dimethyl fumarate discontinuations in one real-world study
- Poor tolerability can undermine persistence, making switching necessary even when a therapy is effective

1. Lublin FD, et al. Brain. 2022;145:3147-3161; 2. Kappos L, et al. JAMA Neurol. 2020;77:1132-1140; 3. Rae-Grant A, et al. Neurology. 2018;90:777-788; 4. Elgenidy A, et al. Front Neurol. 2024;15:1380654; 5. Kremer IEH, et al. Mult Scler Relat Disord. 2020;39:101929; 6. Wicks P, et al. BMC Res Notes. 2016;9:434 / MS: multiple sclerosis; PIRA: progression independent of relapse activity; DMT: disease-modifying therapy

The U.S. Relapsing MS Market is Large, Continues to Grow, and Oral DMTs Remain a Sizable Class


~7% CAGR
~$17B
~$25B
2026
2032


Total U.S. Relapsing MS Patient Share by Class[2]
2025
51% anti-CD20
28% Orals
13% Platform injectables
8% Other high-efficacy mAbs

Sales numbers in G7 countries (U.S., UK, Canada, Japan, Germany, France, Italy) in USD billion; Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate; 1. Company public filings; 2. IQVIA TRx market share - IQVIA SMART / MS: multiple sclerosis; DMT: disease-modifying therapy; CAGR: compound annual growth rate; mAbs: monoclonal antibodies

Not a Winner Take All Market: Dynamic with ~90K U.S. Patients Making a Treatment Decision Each Year, with Another ~125K Currently Untreated

THE RELAPSING MS PATIENT JOURNEY CREATES MULTIPLE TREATMENT DECISION POINTS

01 INITIATE
Newly diagnosed or first DMT

02 SWITCH
Breakthrough disease or inadequate response[2,3]

03 SWITCH
Tolerability, safety or convenience[2,3]

04 EVOLVE
De-escalation / older age[4]

Switching is a feature of MS care[2,3,4]
No single DMT optimizes every attribute for every patient at every stage; treatment priorities can change over decades

Opportunity for vidofludimus calcium to compete for the right patient at multiple points across the relapsing MS journey

~45K — **newly diagnosed** relapsing MS patients initiating therapy each year[1]

~45K — prescriptions for patients **switching therapy** each year[1]

~125K — diagnosed relapsing MS patients **currently untreated**[1]

1. Decision Resources Group (DRG), part of Clarivate. U.S. Multiple Sclerosis Market Assessment, 2026; 2. Kalincik T, et al. Front Neurol. 2021;12:647811; 3. Rae-Grant A, et al. Neurology. 2018;90:777-788; 4. Dersch RS, et al. Neurol Neuroimmunol Neuroinflamm. 2026;13(5):e200621 / MS: multiple sclerosis; DMT: disease-modifying therapy

MS Treatment Is Highly Personalized for Each Patient and Influenced by Both Patient Preference and MS Treatment Philosophies by HCPs

Personalized by Patient Characteristics[1,2]

- Disease Severity
- Age / Immunity Status
- Preferred Route of Administration
- Risk Tolerance

MS Treaters Are Highly Heterogeneous with Diverse Treatment Philosophies and Prescribing Behaviors[1,2]

Specialty

General neurologists, MS specialists, APPs

Treatment Approach

Escalation vs induction paradigm

Practice Setting

Accounts vs. community

Vidofludimus Calcium may help to meet individual patient needs and diverse the MS prescribing community to tailor the engagement strategy and activate stakeholders.

1. Syneos Health Analysis: 2026 Market Landscape Assessment for Vidofludimus Calcium in Multiple Sclerosis; 2. ZS Associates Market Research
MS: multiple sclerosis; HCP: Health Care Professional; APP: Advanced Practice Provider

HCPs Weigh the Overall Benefit-Risk Profile When Selecting DMTs, with Safety the Most Important Product Attribute

TREATMENT ATTRIBUTES THAT ARE MOST IMPORTANT TO HCPs



5
6
7
Safety 7.8
Reduction in relapses 7.7
Reduction in disability progression 7.5
Route of administration 6.6
Ability for self-administration 6.5
Minimal time for treatment initiation 6.5
GI tolerability 6.4
Dosing frequency 6.4
Minimal monitoring during treatment 6.4
Mechanism of action 6.3
No impact on vaccinations/status 6.3
Minimal patient phone calls to clinic 5.9
Dose titration 5.8

Direct assessment of product attribute importance by HCPs rating on a 9-point scale

Bandari D, et al., J Med Econ. 2023 Jan-Dec;26(1):1507-1518
HCP: Health Care Professional; DMT: disease-modifying therapy; GI: gastrointestinal

Patients Also Weigh the Overall Benefit-Risk Profile, with Side Effects as the Top Driver of Selection

TREATMENT ATTRIBUTES THAT ARE MOST IMPORTANT TO PATIENTS



60
50
40
30
20
10
0
% relative importance
14.3%
1.0%
19.4%
51.4%
11.5%
2.3%
Mode and frequency of administration
Prevent relapses
Delay progression
Side effects
Daily life affectation
Treatment follow-up

García-Domínguez JM, Muñoz D, Comellas M, Gonzalbo I, Lizán L, Polanco Sánchez C. Patient Prefer Adherence. 2016;10:1945–1956

Vidofludimus Calcium Is Targeted to Deliver the Optimal Balance of the Treatment Attributes That Matter Most to Patients and HCPs

Safety

Potentially reduces key safety concerns associated with currently marketed DMTs, including hepatotoxicity, serious infections, and lymphopenia

Tolerability

Favorable tolerability profile to date, with low AE-related discontinuation rates and without prominent GI, flushing or alopecia-related tolerability issues seen with some marketed DMTs


VIDO

Neuroprotection/Anti-inflammation

Combines neuroprotective effects through Nurr1 activation with anti-inflammatory effects by selectively inhibiting DHODH

Oral Convenience

Oral administration simplifies treatment for patients, HCPs and offices while supporting long-term adherence

Vidofludimus Calcium's differentiation will be driven by the totality of evidence across its dual mode of action, efficacy, safety, tolerability, and convenience profile.

HCP: Health Care Professional; DMT: disease-modifying therapy; AE: adverse event; GI: gastrointestinal; Nurr1: nuclear receptor related 1; DHODH: dihydroorotate dehydrogenase

Vidofludimus Calcium Could Address Several Large, Underserved Relapsing MS Patient Segments

Treated Relapsing MS Patients	Addressable Patient Segments for Vidofludimus Calcium		Size of Opportunity
	Patients who Prefer Oral DMTs	Patients seeking convenience, flexibility and avoidance of infusion or injection burden	**~100K relapsing MS patients** are currently treated with oral DMTs[1]
	Patients sequencing from anti-CD20s	Patients discontinuing an anti-CD20 due to cumulative safety or tolerability concerns	**~40K relapsing MS patients** switch away from anti-CD20s[1] **~22K relapsing MS patients** discontinue from anti-CD20s[1,2]
	Older Individuals with relapsing MS	Older patients with more comorbidities and a shifting risk-benefit profile	**~185K relapsing MS patients** currently treated are aged 55+[1]

- **A favorable risk-benefit profile is a key driver of treatment preference** among patients and HCPs
- **3 key patient segments remain underserved by current therapies** with high monitoring burden or tolerability limitations
- Vidofludimus calcium is well positioned to address these unmet needs as **a more tolerable, lower-burden treatment option**

1. Estimates based on data from claims analysis representing a snapshot of the total U.S. relapsing MS population; 2. Discontinuation defined as no further treatment claims for 360 days following the last observed prescription activity / MS: multiple sclerosis; HCP: Health Care Professional; DMT: disease-modifying therapy

Vidofludimus Calcium May Offer an Effective, Safe and Well-Tolerated Oral Option That Can Support Adherence and Long-Term Disease Management

~25%

of relapsing MS patients **start on an oral DMT**

~100K relapsing MS patients are currently treated with an oral DMT

~30%

of relapsing MS patients starting on an oral DMT will **discontinue within one year**[2,3]

An **effective, safe and well-tolerated treatment could support adherence and long-term disease management** particularly for patients with needle aversion, busy lifestyles or limited access to infusion centers

Vidofludimus calcium has the opportunity to play across the oral market for patients who prefer oral therapies, including within-class switchers and patients discontinuing initial oral DMT.

1. Size of oral market estimated based on 2025 annual sales for Oral DMTs and accounting for 60% market share from generics based on claims data analysis; 2. Estimates based on claims data representing a snapshot of the U.S. relapsing MS population; 3. Discontinuation defined as no further treatment claims for 360 days following the last observed prescription activity / MS: multiple sclerosis; DMT: disease-modifying therapy

Vidofludimus Calcium May Offer a Non-Immunosuppressant DMT for Anti-CD20 Patients Who Cannot Tolerate Anti-CD20 or Need to Sequence Away

~15%

of anti-CD20 patients **use extended interval dosing**[1]

~33K of relapsing MS patients are currently using alternative dosing schedules to reduce infection risk

~18%

of anti-CD20 patients **switch away** from an anti-CD20[1]

~40K patients switch away from anti-CD20s annually

~15%

of anti-CD20 patients will **discontinue within one year**[1,2]

~64K patients discontinue from anti-CD20s

Anti-CD20s are widely used in relapsing MS patients but can be associated with high infection risk

Patients require follow-on therapies maintaining disease control without compromising immune function

Patients discontinuing anti-CD20s may restart treatment if a lower-burden option is available for durable disease control

Vidofludimus calcium offers a potentially safe and effective follow-on option that preserves disease control without further compromising immune defense.

1. Estimates based on claims data representing a snapshot of the U.S. relapsing MS population; 2. Discontinuation defined as no further treatment claims for 360 days following the last observed prescription activity; 3. Assumes ~ 10% anticipated use of VC in this patient segment based on preliminary qualitative U.S. neurologist interviews / MS: multiple sclerosis; DMT: disease-modifying therapy

Vidofludimus Calcium May Offer a Differentiated Option for Older Relapsing MS Patients as Age-Related Safety Considerations Reshape Treatment Priorities

~47%

of relapsing MS patients are aged 55+

~185K of currently treated relapsing MS patients are aged >55+[1]

~15%

of relapsing MS patients aged 55+ are on teriflunomide

In older relapsing MS patients, immunosenescence and comorbidities can increase infection risk and reduce the suitability of prolonged high-efficacy immunosuppressive treatment

Although inflammatory activity may decline with age, **incomplete relapse recovery can drive cumulative disability, reinforcing the need for ongoing disease control**

A therapy that **maintains disease control while limiting broad immunosuppression could provide a safety net** for older clinically stable patients

Vidofludimus calcium provides a lower-burden treatment option for older, clinically stable relapsing MS patients who remain vulnerable to disability progression and still require relapse protection.

1. Based on claims data analysis that includes calculation applying a lower treatment rate in the 55+ population; 2. Assumes ~ 15% anticipated use of VC in this patient segment based on 12 preliminary qualitative U.S. neurologist interviews / MS: multiple sclerosis

Key Takeaways: Vidofludimus Calcium Has the Potential to Address Significant Opportunities in Relapsing MS

1

LARGE AND GROWING MARKET

The U.S. relapsing MS market is ~$17B today and projected to reach ~$25B by 2032, with oral DMTs remaining a significant treatment class

2

NOT A WINNER-TAKE-ALL MARKET

Patients initiate, switch and evolve therapy throughout their disease journey, creating multiple opportunities for a differentiated new therapy to compete

3

SIGNIFICANT UNMET NEED REMAINS

Despite 20+ approved therapies, important unmet needs persist—particularly PIRA/disability progression, better safety and improved tolerability

4

BENEFIT-RISK DRIVES CHOICE

Treatment decisions are not based on efficacy alone: safety is the highest-rated attribute for HCPs, while side effects are the leading consideration for patients

5

DIFFERENTIATED VIDOFLUDIMUS CALCIUM PROFILE

Vidofludimus calcium combines Nurr1-mediated neuroprotective effects and DHODH-mediated anti-inflammatory effects with oral convenience and a potentially favorable safety/tolerability profile

6

MULTIPLE PATHS TO ADOPTION

Potential opportunity spans patients who prefer oral DMTs, patients sequencing from anti-CD20 therapy, and older relapsing MS patients whose benefit-risk priorities evolve with age

→ **If approved for relapsing MS, vidofludimus calcium could capture meaningful sales in the $17B+ U.S. market**

Immunic THERAPEUTICS

Sales numbers in G7 countries (U.S., UK, Canada, Japan, Germany, France, Italy) in USD billion; Multiple Sclerosis Landscape and Forecast by Decision Resources Group Part of Clarivate; Company public filings; IQVIA TRx market share - IQVIA SMART; Kalincik T, et al. Front Neurol. 2021;12:647811; Rae Grant A, et al. Neurology. 2018;90:777-788; Dersch RS, et al. Neurol Neuroimmunol Neuroinflamm. 2026;13(5):e20062; Lublin FD, et al. Brain. 2022;145:3147-3161; Kappos L, et al. JAMA Neurol. 2020;77:1132-1140; Rae Grant A, et al. Neurology. 2018;90:777-788; Elgenidy A, et al. Front Neurol. 2024;15:1380654; Kremer IEH, et al. Mult Scler Relat Disord. 2020;39:101929; Wicks P, et al. BMC Res Notes. 2016;9:434; Bandari D, et al., J Med Econ. 2023 Jan-Dec;26(1):1507-1518; Garcia-Dominguez JM, Muñoz D, Comellas M, Gonzalbo I, Lizán L, Polanco Sánchez C. Patient Prefer Adherence. 2016; 10:1945–1956 / MS: multiple sclerosis; DMT: disease-modifying therapy; PIRA: progression independent of relapse activity; Nurr1: nuclear receptor related 1; DHODH: dihydroorotate dehydrogenase; HCP: Health Care Professional

Outlook: Upcoming Milestones for Vidofludimus Calcium in MS

Erik Lundgren I Chief Executive Officer

Multi-Layered Intellectual Property (IP) Strategy Approach

Exclusivity for Vidofludimus Expected up to **2044** in the US


TED

Multi-layered IP strategy approach with 10 independent patent families to effectively protect vidofludimus (free acid and salts) with **Orange Book listable patents up to 2044** in the US, or even beyond

Main IP value driver is a smart two-fold approach to protect vidofludimus via **composition-of-matter** patents on the one hand and **indication** as well as **method-of-treatment** patents on the other hand, supplemented by additional layers of protection such as **dose strength and formulation** patents

Two main pillars are:

- **Calcium salt and calcium polymorph patent** covering the stable, crystalline polymorphic form, which is the only polymorph in the developed drug product
- Broad **dosing regimens patent** directed to the safety and label relevant dosing regimen of **vidofludimus in all (salt) forms;** this titration scheme was part of every safety testing and therefore this regimens patent cannot be avoided

Value Creation Roadmap

Multiple Catalysts Through 2030

	2H 2026	2027	2028
Relapsing MS ENSURE-1 and ENSURE-2	Top-line data expected by end of 2026	Targeted relapsing MS NDA submission in mid-2027	Potential relapsing MS U.S. regulatory approval in 2028
Progressive MS CALLIPER and Phase 3 Trial	Progressive MS Phase 3 initiation expected later in 2026		

MS: multiple sclerosis; NDA: New Drug Application

Building a Leading MS Company: A Phased Commercial Strategy

U.S. Relapsing MS Opportunity to Build a Profitable, Fully Integrated Commercial Organization Serves as Platform for Long-Term Global Leadership in MS

BUILD THE COMMERCIAL FOUNDATION (2026-2028)

Launch a differentiated oral DMT into the U.S. relapsing MS market while establishing Immunic as a fully integrated commercial biotechnology company

SCALE & GENERATE CASH FLOW (2028-2032)

Commercial success in relapsing MS funds continued pipeline and data generating investments while strengthening commercial capabilities and organizational scale

BECOME A GLOBAL MS LEADER (2032+)

Capture a substantially larger market opportunity through expansion into progressive MS (long-term market estimated up to $12B[1]) reinforcing Immunic's position as a leading global MS company

NASDAQ: IMUX – leadership team with proven track record in MS drug development and commercialization – intellectual property protection expected up to 2044 in the U.S. – funding expected into late 2027

1. Immunic estimate based on reported prevalence and assumed future pricing of DMTs for progressive MS
MS: multiple sclerosis; DMT: disease-modifying therapy

Sneak Preview:

Virtual Progressive MS R&D Day

November 5, 2026

12:30 pm ET

Q&A Session

Thank you!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +1-332-255-9819

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
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Immunic AG
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Immunic Australia Pty. Ltd.
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